UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 24, 2023

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact name of Registrant as Specified in Its Charter)

Maryland (Life Storage, Inc.) Delaware (Life Storage LP)	1-13820 0-24071	16-1194043 16-1481551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6467 Main Street Williamsville, New York		14221
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (716)
633-1850
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storge, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LSI	New York Stock Exchange
Life Storge LP.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§ 240.12b-2
of this chapter).
Life Storage, Inc:
Emerging growth company
☐
Life Storage LP:
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc  ☐
Life Storage LP  ☐

Item 7.01 Regulation FD Disclosure
On February 24, 2023, Life Storage, Inc. (“Life Storage”) posted on the investor relations section of its website at https://invest.lifestorage.com an investor presentation outlining its board of directors’ rationale for unanimously rejecting Public Storage’s unsolicited proposal for the acquisition of Life Storage. A copy of the presentation is attached hereto as Exhibit 99.1.
Also on February 24, 2023, Life Storage issued a press release announcing it had published the investor presentation to its website. A copy of the press release is attached hereto as Exhibit 99.2.
The information in this Current Report on Form

8-K,

including Exhibits 99.1 and 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Life Storage, Inc. Investor Presentation, dated February 24, 2023

99.2	Press Release of Life Storage, Inc. issued on February 24, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2023		LIFE STORAGE, INC.

	By:	/s/ Joseph V. Saffire
Name: Joseph V. Saffire
Title: Chief Executive Officer

Date: February 24, 2023		LIFE STORAGE LP

	By:	LIFE STORAGE HOLDINGS, INC., as General Partner

	By:	/s/ Joseph V. Saffire
Name: Joseph V. Saffire
Title: Chief Executive Officer